AFL-CIO HIT Finances Affordable Housing in Bloomington, MN

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $19.2 million construction of Old Cedar, a 68-unit, affordable property located in Bloomington, Minnesota. The new 4- story development will have a mix of one-, two- and three-bedroom units and will bring much needed quality affordable housing to the community. Project amenities will include a community room, fitness center, courtyard, laundry rooms, above-grade parking, among others. The property will be located near the Highway 494 and Highway 77/Cedar Ave interchange with proximity to numerous amenities including parks, the renowned Mall of America and the Minneapolis – St. Paul International Airport.

As part of its $1 billion Midwest@Work Initiative, the HIT is providing $11.0 million in financing through a construction and bridge loan. The HIT also made a forward commitment to purchase a $10.7 million Fannie Mae mortgage security backed by the permanent loan for the project. Since 1991, the HIT has financed 100 projects in Minnesota and 71 projects in the Twin Cities, all built with 100% union construction labor.

In addition to creating the union construction work and other economic benefits that can be found here, all units at Old Cedar will be restricted to individuals and families earning 30%, 50% or 60% of Area Median Income. Six of the units will be designated for families experiencing long-term homelessness. Old Cedar’s proximity to the Mall of America, airport, and a multitude of businesses provides residents excellent access to employment opportunities. The Mall of America Transit Station, which is walking distance from Old Cedar, will offer residents metro access to virtually anywhere in the Twin Cities. Old Cedar will incorporate green construction practices and building components as well as green features such as sustainable storm water management and energy star appliances in the units. The project will meet the Minnesota Overlay to the 2015 Enterprise Green Communities Criteria.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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